                         CONNING MONEY MARKET PORTFOLIO



                         [LOGO OF CONNING APPEARS HERE]



                                   PROSPECTUS
                               February 28, 2001

 As with all mutual funds, the Securities and Exchange
 Commission has not approved or disapproved the shares of the Portfolio or determined if this prospectus is truthful or complete. Anyone who tells you otherwise is committing a criminal offense.

    Conning Money Market Portfolio                            Contents

     Risk/Return Summary
--------------------------------------------
[LOGO]
     1   Risk/Return Summary
     5   Additional Information on Risk

     Your Account
--------------------------------------------
[LOGO]
     6   Explanation of Sales Price
     6   How to Buy Shares
     6   How to Sell Shares
     7   Shareholder Services Fees
     7   General Transaction Policies

     Distributions and Taxes
--------------------------------------------
[LOGO]
     8   Dividends and Distributions
     8   Taxation

     Management of the Fund
--------------------------------------------
[LOGO]
     9   The Adviser
     9   The Sub-Adviser

     Reorganization into Firstar Funds, Inc.
--------------------------------------------
[LOGO]
     10  Reorganization into Firstar Funds,
         Inc.

     Financial Highlights
--------------------------------------------
[LOGO]
     11  Introduction

 Risk/Return Summary
                    [LOGO]

--------------------------------------------------------------------------------
Money Market Instruments are short-term obligations issued by banks, corporations, the U.S. Government and state and local governments. Money market instruments purchased by the Portfolio must meet strict requirements as to investment quality, maturity and diversification. The Portfolio generally does not invest in securities with maturities of more than 397 days and the average maturity of all securities held by the Portfolio must be 90 days or less. Prior to purchasing a money market instrument for the Portfolio, the Portfolio's sub-adviser must determine that the instrument carries very little credit risk.
--------------------------------------------------------------------------------
                Investment Objective

                The investment objective of the Conning Money Market Portfolio (the "Portfolio") is to seek current income with liquidity and stability of principal.

                The investment objective of the Portfolio, which is an investment portfolio of Mercantile Mutual Funds, Inc. (the "Fund"), can be changed by the Fund's Board of Directors without shareholder approval. Shareholders will be given at least 30 days' written notice before any such change occurs.

                Principal Investment Strategies

                The Portfolio invests in a broad range of U.S. dollar-denominated money market instruments, including commercial paper, notes and bonds issued by U.S. and foreign corporations, obligations issued by the U.S. Government and its agencies and instrumentalities, and obligations issued by U.S. and foreign banks, such as certificates of deposit, letters of credit, bankers' acceptances and time deposits.

                The Portfolio usually invests a substantial portion of its assets in unregistered commercial paper issued by corporations pursuant to Section 4(2) of the Securities Act of 1933. Because this type of commercial paper (which is commonly referred to as Section 4(2) paper) is unregistered, there are restrictions on its resale. The Portfolio's sub-adviser will determine that a liquid trading market exists for any Section 4(2) paper purchased by the Portfolio and will continue to monitor the paper's liquidity as long as it is held by the Portfolio.

                The Portfolio will only buy a money market instrument if it has the highest short-term rating from at least two nationally recognized statistical rating organizations, such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or only one such rating if only one organization has rated the instrument. If a money market instrument is not rated, the Portfolio's sub-adviser must determine that it is of comparable quality to eligible rated instruments.

                Principal Risk Considerations

                The yield paid by the Portfolio will vary with short-term interest rates. During periods of rising interest rates, the Portfolio's yield will tend to be lower than prevailing interest rates, while during periods of falling interest rates, the Portfolio's yield will tend to be higher.

                Although credit risk is very low because the Portfolio only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

                Investment by the Portfolio in Section 4(2) paper could adversely affect the liquidity of the Portfolio during any period in which eligible investors were no longer interested in purchasing these securities.

 Risk/Return Summary
                    [LOGO]


                The Portfolio's sub-adviser evaluates the rewards and risks presented by all securities purchased by the Portfolio and how they may advance the Portfolio's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

                There's no guarantee the Portfolio will be able to preserve the value of your investment at $1.00 per share.

                An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

 Risk/Return Summary
                    [LOGO]

--------------------------------------------------------------------------------

Return History

The bar chart and table on this page show the Portfolio's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Portfolio. The bar chart shows the performance of the Portfolio during the last calendar year. The table shows the Portfolio's average annual returns for one year and since inception. Both the bar chart and table assume reinvestment of all dividends and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.

--------------------------------------------------------------------------------

                              Year-by-Year Total Returns
                              (as of December 31 each year)
[BAR CHART]

 2000          5.67%

                          Best quarter:   1.47% for the quarter ending
                                          December 31, 2000.
                          Worst quarter:  1.28% for the quarter ending
                                          March 31, 2000.

                                  --------------------------

                                            Average Annual
                                            Total Returns
                                            for the
                                            periods ended
                                            December 31,
                                            2000
                                           -----------------

                                1 Year Since Inception*
                        -------------------------------
Conning Money Market Portfolio  5.67%       5.08%

--------------------------------------------------------------------------------

* February 16, 1999.

To obtain the Portfolio's current 7-day yield, please call 1-800-452-2724.

 Risk/Return Summary
                    [LOGO]

--------------------------------------------------------------------------------
The table on the right shows the fees and expenses that you pay if you buy and hold shares of the Portfolio.



This example will help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods.
The example also assumes that your investment has a 5% return each year and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
--------------------------------------------------------------------------------
Fees and Expenses
                 Annual Portfolio
                 Operating Expenses
                 (expenses that are
                 deducted from the
                 Portfolio's assets)

              Management Fees                             .40%/1/
                 ------------------------------------------------
              Distribution (12b-1) Fees                   None
                 ------------------------------------------------
              Other Expenses                             1.07%/1/
                 ------------------------------------------------
              Total Annual Portfolio Operating Expenses  1.47%/1/
                -------------------------------------------------

                 /1/Management Fees, Other Expenses and Total Annual Portfolio
                   Operating Expenses for the current fiscal year are expected to be less than the amounts shown above because certain of the Portfolio's service providers are voluntarily waiving a portion of their fees and/or reimbursing the Portfolio for certain other expenses. These fee waivers and/or reimbursements are being made in order to keep the annual fees and expenses for the Portfolio at a certain level. Management Fees, Other Expenses and Total Annual Portfolio Operating Expenses, after taking these fee waivers and expense reimbursements into account, are expected to be 0.17%, 0.83% and 1.00%, respectively. These fee waivers and expense reimbursements may be revised or cancelled at any time.

                          Example

                               1              3                   5                   10
                              Year          Years               Years               Years
             Conning Money
             Market
             Portfolio       $150          $465                $803                $1,757



                ---------------------------------------------------------------

 Additional Information on Risk
                            [LOGO]

The principal risks of investing in the Conning Money Market Portfolio are described above. The following supplements that discussion.

Securities Lending

To obtain interest income, the Portfolio may lend its securities to broker-dealers, banks or institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis. Therefore, the Portfolio may lose the opportunity to sell the securities at a desirable price. Additionally, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Temporary Defensive Positions

During unfavorable market conditions, the Portfolio may temporarily hold up to 100% of its total assets in cash (which will not earn any income) and short-term obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities. This strategy, which is not part of the Portfolio's principal investment strategies, could prevent the Portfolio from achieving its investment objective.

Other Types of Investments

This prospectus describes the Portfolio's principal investment strategies and the particular types of securities in which the Portfolio principally invests. The Portfolio may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies and the risks involved are described in detail in the Statement of Additional Information ("SAI"), which is referred to on the back cover of this prospectus.

 Your Account

[logo]

--------------------------------------------------------------------------------
Business days defined
A business day is any day that both the New York Stock Exchange (NYSE) and the Federal Reserve Bank's Fedline System are open for business. Currently, the
Fund observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.
--------------------------------------------------------------------------------
                Explanation of Sales Price

                Shares of the Portfolio are sold at their net asset value
                (NAV). The NAV for shares of the Portfolio is determined as of 11:00 a.m. (Central time) and as of the close of regular trading on the New York Stock Exchange (currently 3:00 p.m. Central time) on every business day. The NAV is determined by adding the value of the Portfolio's investments, cash and other assets, subtracting the Portfolio's liabilities and then dividing the result by the total number of shares of the Portfolio that are outstanding.

                . The Portfolio's investments are valued at amortized cost, which is approximately equal to market value.

                . A properly placed purchase order (see "How to Buy Shares"
                  below) that is delivered to the Fund by 1:00 p.m. (Central time) on any business day receives the share price next determined if the Fund receives payment in federal funds or other immediately available funds by 3:00 p.m. (Central time) that day. If payment is not received by that time, the order will be cancelled. A properly placed purchase order that is delivered to the Fund after 1:00 p.m. (Central time) will be placed the following business day.

                How to Buy Shares

                Shares of the Portfolio are sold without any sales charge through broker-dealers or other financial advisers acting on behalf of their customers. It is the responsibility of your broker-dealer or financial adviser to transmit your purchase order to the Fund on a timely basis.

                The Fund does not have any minimum investment requirements for shares of the Portfolio but your broker-dealer or financial adviser may. They may also charge transaction fees and require you to maintain a minimum account balance.

                How to Sell Shares

                Orders to sell or "redeem" shares of the Portfolio should be placed with the same broker-dealer or financial adviser that placed the original purchase order in accordance with the procedures established by that broker-dealer or financial adviser. Your broker-dealer or financial adviser is responsible for sending your redemption order to the Fund on a timely basis and for crediting your account with the redemption proceeds. The Fund does not currently charge for wiring redemption proceeds, but your broker-dealer or financial adviser may.

                The Fund's transfer agent may require a signature guarantee unless the redemption proceeds are payable to the shareholder of record and the proceeds are either mailed to the shareholder's address of record or electronically transferred to the account designated on the original account application. A signature guarantee helps prevent fraud, and you may obtain one from most banks and broker/dealers. Contact your broker-dealer or financial adviser for more information on signature guarantees.

 Your Account
             [LOGO]

--------------------------------------------------------------------------------
Selling recently purchased shares
If you attempt to sell shares you recently purchased with a personal check, the Fund may delay processing your request until it collects payment for those shares. This process may take up to 15 days, so if you plan to sell shares shortly after purchasing them, you may want to consider purchasing them via electronic transfer to avoid delay.
--------------------------------------------------------------------------------

                Shares of the Portfolio will be sold at the NAV next determined after the Fund accepts an order (see above). If the order to sell is received and accepted by the Fund before 1:00 p.m. (Central time) on a business day, the proceeds are sent electronically the same day to the broker-dealer or financial adviser that placed the order. If the order to sell is received and accepted by the Fund after 1:00 p.m. (Central time) on a business day or on a non-business day, the proceeds normally are sent electronically to the broker-dealer or financial adviser on the next business day.

                Shareholder Services Fees

                The Portfolio can pay for shareholder liaison and/or administrative support services at the annual rates of up to .25% and .50%, respectively, of the Portfolio's average daily net assets. These fees are paid to broker-dealers and financial advisers that provide such services to their customers who own shares of the Portfolio. The Portfolio does not intend to pay more than .66% of average daily net assets in the aggregate for shareholder liaison and/or administrative support services during the current fiscal year.

                General Transaction Policies

                The Fund reserves the right to:

                . Refuse any order to buy shares.

                . Send redemption proceeds within seven days after receiving a request, if an earlier payment could adversely affect the Portfolio.

                . Make a "redemption in kind." Under abnormal conditions that may make payment in cash unwise, the Fund may offer partial or complete payment in portfolio securities rather than cash at such securities' then-market-value equal to the redemption price. In such cases, a shareholder may incur brokerage costs in converting these securities to cash.

 Distributions and Taxes

                     [LOGO]

--------------------------------------------------------------------------------
You will be advised at least annually regarding the federal income tax treatment of dividends and distributions made to you. You should save your account statements because they contain information you will need to calculate your capital gains or losses, if any, upon your ultimate sale of shares in the Portfolio.
--------------------------------------------------------------------------------

                Dividends and Distributions

                The Portfolio declares dividends from net investment income daily and pays them monthly. Shares of the Portfolio begin earning dividends on the day the purchase order is received by the Fund's transfer agent through the day before the redemption order for such shares is received. Although the Portfolio does not expect to realize net long-term capital gains, any capital gains realized would be distributed at least annually.

                All of your dividends and capital gains distributions will be reinvested in additional shares of the Portfolio unless you instruct otherwise on your account application or have redeemed all shares you held in the Portfolio. In such cases, dividends and distributions will be paid in cash.

                Taxation

                As with any investment, you should consider the tax implications of an investment in the Portfolio. The following is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders under current law, which may be subject to change in the future. Consult your tax adviser with specific reference to your own tax situation.

                . Federal Taxes

                 Distributions from the Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

                . State and Local Taxes

                 Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of the Portfolio's distributions, if any, that are attributable to interest on U.S. Government securities.

                 The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different U.S. federal income tax treatment. For more information regarding the taxation of the Portfolio, consult the SAI under the heading "Additional Information Concerning Taxes." You should also consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

 Management of the Fund
                       [LOGO]

The Adviser

Firstar Investment Research & Management Company, LLC ("FIRMCO" or the "Adviser") serves as the investment adviser to the Portfolio. FIRMCO is a subsidiary of Firstar Corporation, a banking and financial services organization, and has its main office at Firstar Center, 777 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. FIRMCO has been providing advisory services since 1986 and as of December 31, 2000, FIRMCO had approximately $28.0 billion in assets under management. Prior to March 1, 2000, the Portfolio was managed by Mississippi Valley Advisors Inc., ("MVA"), also a subsidiary of Firstar Corporation. On March 1, 2000, FIRMCO acquired all the assets and liabilities of MVA.

FIRMCO, subject to the general supervision of the Fund's Board of Directors, is responsible for the day-to-day management of the Portfolio in accordance with the Portfolio's investment objective and policies. This includes making investment decisions, buying and selling securities and overseeing the administration and recordkeeping for the Portfolio.

In exchange for these services, FIRMCO is entitled to receive investment advisory fees, which are calculated daily and paid monthly. For the period December 1, 1999 through October 31, 2000, FIRMCO and/or MVA received advisory fees (after waivers) at the annual rate of 0.17% of the Portfolio's average daily net assets.

On October 4, 2000, Firstar Corporation, the parent company of FIRMCO and a bank holding company, announced that it had entered into an agreement to merge with U.S. Bancorp, another bank holding company. The merger was consummated on February 27, 2001 and the merged bank holding companies assumed the U.S. Bancorp name.

The Sub-Adviser

Conning Asset Management Company ("Conning") serves as sub-adviser to the Portfolio and is responsible for the management of the Portfolio's assets. Conning manages the Portfolio under the direction and guidance of FIRMCO and according to its sub-advisory agreement with FIRMCO. For its services, Conning receives a monthly fee from FIRMCO based on a percentage of the Portfolio's average daily net assets.

Conning, with principal offices located at City Place II, 185 Asylum St., Hartford, Connecticut 06103-4105, is an indirect subsidiary of GenAmerica Corporation, a financial services holding company, which in turn is a wholly-owned subsidiary of Metropolitan Life Insurance Company. Founded in 1912, Conning has extensive investment management experience and as of December 31, 2000 had approximately $21.9 billion in assets under management.

Reorganization into Firstar Funds, Inc.
                       [LOGO]

Reorganization into Firstar Funds, Inc.

A Special Meeting of Shareholders of the Fund was held on November 24, 2000 at which shareholders were asked to approve an Agreement and Plan of Reorganization providing for the reorganization of each portfolio of the Fund, including the Conning Money Market Portfolio, into a corresponding portfolio of Firstar Funds, Inc. ("Firstar Funds"). At the Special Meeting, no business was transacted with respect to the Portfolio because a quorum was not present due to problems with the proxy solicitation process. Each other portfolio of the Fund approved the Agreement and Plan of Reorganization at the Special Meeting and the reorganization of these other portfolios into Firstar Funds was completed on December 11, 2000.

On January 29, 2001, the Board of Directors of the Fund approved a new Agreement and Plan of Reorganization that provides for the reorganization of the Conning Money Market Portfolio into a corresponding portfolio of Firstar Funds. The new Agreement and Plan of Reorganization will be submitted to a vote of the shareholders of the Portfolio at a meeting that currently is scheduled to be held in April 2001. A proxy statement with respect to the proposed reorganization will be mailed to shareholders in advance of the meeting. If the new Agreement and Plan of Reorganization is approved by shareholders, it is expected that the reorganization will occur as soon as possible thereafter.

Financial Highlights
                    [LOGO]

Introduction

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio for the period since it commenced operations. Certain information reflects the financial results for a single share in the Portfolio. The total returns in the table represent the rate that an investor would have earned on an investment in the Portfolio assuming reinvestment of all dividends and distributions. The information for the period ended October 31, 2000 has been audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with the Portfolio's financial statements, are included in the Portfolio's Annual Report to Shareholders dated October 31, 2000, and are incorporated by reference into the SAI. The information for the period ended November 30, 1999 was audited by KPMG LLP, the Fund's former independent auditors.

Conning Money Market Portfolio
(For a share outstanding throughout the period)

                                         December 1, 1999   February 16, 1999
                                                to                  to
                                         October 31, 2000  November 30, 1999(a)
                                         ----------------  --------------------
Net Asset Value, Beginning of Period....     $   1.00            $   1.00
                                             --------            --------
Investment Activities
  Net investment income.................        0.050               0.034
                                             --------            --------
  Total from Investment Activities......        0.050               0.034
                                             --------            --------
Distributions
  Net investment income.................       (0.050)             (0.034)
                                             --------            --------
  Total Distributions...................       (0.050)             (0.034)
                                             --------            --------
Net Asset Value, End of Period..........     $   1.00            $   1.00
                                             ========            ========
  Total Return..........................         5.09 %(b)           3.41 %
Ratios/Supplementary Data:
  Net Assets at end of period (000).....     $196,901            $230,580
  Ratio of expenses to average net
   assets...............................         0.95 %(c)           0.99 %(c)
  Ratio of net investment income to
   average net assets...................         5.44 %(c)           4.47 %(c)
  Ratio of expenses to average net
   assets*..............................         1.42 %(c)           1.47 %(c)

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

Where to find more information
You'll find more information about the Conning Money Market Portfolio in the following documents:

Annual and semi-annual reports
The Portfolio's annual and semi-annual reports contain more information about the Portfolio and its performance.

Statement of Additional Information (SAI)
The SAI contains detailed information about the Portfolio and its policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Portfolio and make shareholder inquiries by calling the Fund at 1-800-452-2724 or by writing to:

Mercantile Mutual Funds, Inc.
c/o Firstar Mutual Fund Services, LLC
615 East Michigan Street
P.O. Box 3011
Milwaukee, Wisconsin 53202-3011

If you buy your shares through a broker-dealer or financial adviser, you may contact your broker-dealer or financial adviser for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Portfolio, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090

Reports and other information about the Conning Money Market Portfolio are also available on the EDGAR Database on the SEC's website at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

The Fund's Investment Company Act file No. is 811-3567.